Exhibit 10.2

AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

This Amendment (this “Amendment”), dated as of November 22, 2022, by and among Tailwind Acquisition Corp., a Delaware corporation (the “Company”), and the other signatories hereto (together with the Company, the “Parties”), is to that certain Amended and Restated Registration Rights and Lock-Up Agreement, dated as of August 5, 2022 (the “Registration Rights Agreement”), by and among the Company and the Holders (as defined therein). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

RECITALS

WHEREAS, Section 8.12 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended following the Effective Time only by an agreement in writing signed by the Company and the Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all Holders (provided the Holders or their Permitted Transferees hold Registrable Securities at the time of such amendment) (the “Requisite Threshold”);

WHEREAS, the undersigned constitute the Requisite Threshold; and

WHEREAS, each of the Parties desires to amend, and does hereby amend, the Registration Rights Agreement to add each of Whitney Haring-Smith, David Michael and David Seldin as a Party to the Registration Rights Agreement, to remove Anzu Nuburu IV LLC as a Party to the Registration Rights Agreement so as to correct a scrivener’s error, such entity having dissolved pursuant to the filing of Articles of Dissolution with the Florida Department of State on February 16, 2021, and to make such other amendments as are set forth in this Amendment to be effective as of immediately following the Effective Time.

NOW, THEREFORE, in consideration of the foregoing recitals, the agreements set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	Timing of Effectiveness of Amendment. This Amendment is subject to and conditioned upon the occurrence of the Effective Time and shall be effective only as of immediately following the Effective Time.

2.	Amendments to the Registration Rights Agreement.

(a)             The defined term “Anzu Holders” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Anzu Holders” shall mean the Holders designated as “Anzu Holders” on Schedule A; provided that “Anzu Holders” shall not include Anzu Partners LLC, Whitney Haring-Smith, David Michael or David Seldin for purposes of Article V or the definitions of “Lock-up Period” and “Restricted Securities.””

(b)            Section 1.1 of the Registration Rights Agreement is hereby amended by adding the following definition:

“Convertible Note Holders” shall mean the holders of Company Notes as of immediately prior to the Effective Time.

(c)             The defined term “Converted Common Stock” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Converted Common Stock” shall mean shares of Common Stock issued or issuable pursuant to the conversion of any New SPAC Series A Preferred Stock.”

(d)            Subclause (D) of the definition of “Registrable Security” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“(D) [intentionally omitted];”

(e)             The defined term “New Holders” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““New Holders” shall mean the Anzu Holders, the Founder Holders, the Nuburu Holders and with respect to the definition of “Registrable Security”, “Registrable Securities” and Section 2.1, Section 2.3.1 through 2.3.4, Section 3.2, Section 3.3, Article IV, Article VI and Article VIII only, the Convertible Note Holders and the Warrantholders.””

(f)              The defined term “Restricted Securities” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Restricted Securities” shall mean with respect to a Holder and its respective Permitted Transferees:

(A) any Common Stock to be issued to such Holder at the Effective Time as merger consideration pursuant to the Business Combination Agreement (including any Common Stock to be issued to such Holder as a result of any exercise of any Nuburu options prior to the Effective Time);

(B) any Common Stock to be issued to such Holder pursuant to the settlement or exercise of any Exchanged Option or Exchanged RSU held by such Holder at or immediately following the Effective Time;

(C) any Common Stock to be issued to such Holder pursuant to any SPAC Warrant held by such Holder at or immediately following the Effective Time; and

(D) any Common Stock to be issued to such Holder as a result of any conversion of any New SPAC Series A Preferred that was acquired by such Holder pursuant to the Company’s exercise of the Option (as such term is defined in the Sale Option Agreement).

Notwithstanding the foregoing, any Common Stock to be issued pursuant to a Convertible Note or issued pursuant to the exercise or deemed exercise of any Company Warrant shall not be “Restricted Securities.””

(g)            Section 5.1.2 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“5.1.2 Notwithstanding the foregoing subsection 5.1.1, (i) a Holder may Transfer any shares of Converted Common Stock beneficially owned or owned of record by such Holder at any time if the sale price of the Converted Common Stock at which the Transfer occurs (x) exceeds the 10-day VWAP per share of Common Stock, and (y) exceeds $5.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), and (ii) an Anzu Holder may at any time Transfer any Common Stock to be issued to such Holder at the Effective Time as merger consideration pursuant to the Business Combination Agreement (including, for clarity, any Common Stock to be issued to such Holder as a result of any exercise or deemed exercise of any Nuburu warrants or options prior to the Effective Time) that are beneficially owned or owned of record by such Holder if the sale price of the Common Stock at which the Transfer occurs (A) exceeds the 10-day VWAP per share of Common Stock, and (B) exceeds $5.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), provided that no such Transfer shall be permitted until the day that is five (5) Business Days following the Closing Date (each such Transfer by an Anzu Holder pursuant to the foregoing (ii), a “Permitted Transfer”).”

(h)            Section 8.16 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“Section 8.16. Additional Holders. Notwithstanding the provisions of Section 8.12. above, at any time prior to the Closing Date, no consent shall be necessary to add additional Warrantholders or Convertible Note Holders as signatories to this Agreement.”

(i)              The definition of “Anzu Holders” on Schedule A of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Anzu Holders

Anzu Partners LLC

Anzu Nuburu LLC

Anzu Nuburu II LLC

Anzu Nuburu III LLC

Anzu Nuburu V LLC

Whitney Haring-Smith

David Michael

David Seldin”

(j)              The definition of “Original Holder” on Schedule A of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Original Holder

Tailwind Sponsor LLC

Those Persons (1) from whom Tailwind Sponsor LLC borrowed funds in connection with Tailwind Sponsor LLC loaning the Company up to an aggregate principal amount of $750,000 in connection with the Company shareholder approval of the amendment to the Company’s certificate of incorporation to extend the date by which the Company has to consummate a business combination and (2) to whom Tailwind Sponsor LLC Transferred any Registrable Securities”

3.	References to the Registration Rights Agreement. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Registration Rights Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” or words of like import referring to the Registration Rights Agreement shall refer to the Registration Rights Agreement as amended by this Amendment. Except as specifically set forth above, the Registration Rights Agreement shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed. Upon the execution and delivery of this Amendment by the parties hereto, (a) this Amendment shall become effective as of immediately following the Effective Time, and (b) this Amendment shall be incorporated in, and become a part of, the Registration Rights Agreement as set forth herein for all purposes of the Registration Rights Agreement.

4.	Other Miscellaneous Provisions. Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.12, 8.13 and 8.15 of the Registration Rights Agreement shall apply to this Amendment as if set forth herein, mutatis mutandis.

[Signatures Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

COMPANY:

TAILWIND ACQUISITION CORP.

By:	/s/ Chris Hollod
Name: Chris Hollod
Title: Chief Executive Officer

ORIGINAL HOLDER:

TAILWIND SPONSOR LLC

By:	/s/ Philip Krim
Name: Philip Krim
Title: Manager

[Signature Page to Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]

FOUNDER HOLDERS:

/s/ Mark Zediker
MARK ZEDIKER

/s/ Jean-Michel Pelaprat
JEAN-MICHEL PELAPRAT

/s/ Guy Gilliland
GUY GILLILAND

/s/ Mark Mills
MARK MILLS

[Signature Page to Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]

NUBURU HOLDERS:

/s/ Curtis Mass
BLUE LASER LLC

/s/ Thomas Wilson
WILSON-GARLING 2020 FAMILY TRUST UAD 9/20/20

/s/ Brian Faircloth
BRIAN FAIRCLOTH

/s/ Thomas Wilson
The Thomas J. Wilson Revocable Trust u/a/d March 13, 2015

/s/ Thomas Wilson
W-G Investments LLC

/s/ Brian Knaley
BRIAN KNALEY

/s/ Ron Nicol
RON NICOL

/s/ Stephan Wintsch
Grapha-Holdings AG

[Signature Page to Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]

ANZU HOLDERS:

Anzu Partners LLC

By:	/s/ David Seldin
Print Name: David Seldin
Title: Manager

Anzu Nuburu LLC

By:	/s/ David Seldin
Print Name: David Seldin
Title: Manager

Anzu Nuburu II LLC

By:	/s/ David Seldin
Print Name: David Seldin
Title: Manager

Anzu Nuburu III LLC

By:	/s/ David Seldin
Print Name: David Seldin
Title: Manager

Anzu Nuburu V LLC

By:	/s/ David Seldin
Print Name: David Seldin
Title: Manager

Whitney Haring-Smith

/s/ Whitney Haring-Smith

David Michael

/s/ David Michael

David Seldin

/s/ David Seldin

[Signature Page to Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]